UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

GO-PAGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52766	27-0143340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Rainbow Road Suite, 300
Las Vegas Nevada 89107
 (Address of principal executive offices)

702-448-8179
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment Of Officers

On March 5, 2015, Mr. Peter Schulhof was appointed  was appointed Chief Executive Officer (CEO) of the Company.

Biographical Information

Mr. Schulhof was appointed  director and Secretary, Treasurer of the registrant on November 28, 2013 and appointed President on January 10, 2014 and for over the last five years, Peter Schulhof has previously served as Director and Chief Executive Officer of Westridge Resources Inc., a  junior resource company focusing on gold and silver from September 27, 2011 to January 18, 2013 and also served as its President from August 23, 2011 to January 18, 2013.

Mr. Schulhof  has, and continues to be, Chief Executive Officer of Six Star Capital since 1999. Six Star Capital has concentrated on teaming, financing and growing, technology and resource based businesses in both the private and public sectors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GO-PAGE CORPORATION

By: /s/ Peter Schulhof
 -------------------------------
Peter Schulhof, President

Date: March 5, 2015